UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 19, 2017
__________________

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS
Attached hereto are (1) audited consolidated balance sheets of Danaher Corporation (the “Company”) and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2016 and (2) an unaudited consolidated balance sheet of the Company and subsidiaries as of March 31, 2017, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of three-month periods ended March 31, 2017 and April 1, 2016.
The attached financial statements have been revised solely to expressly acknowledge that the Company has guaranteed long-term debt and commercial paper issued by certain of its subsidiaries, including DH Europe Finance S.A. (“Danaher International”) and DH Switzerland Finance S.A. (“Danaher Switzerland”), each of which is a 100%-owned finance subsidiary, that all securities issued by each of Danaher International and Danaher Switzerland are fully and unconditionally guaranteed by the Company, and that these guarantees rank on parity with the Company’s unsecured and unsubordinated indebtedness. The attached financial statements are otherwise unchanged from the corresponding financial statements previously filed by the Company with its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the period ended March 31, 2017, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited consolidated balance sheets of the Company and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2016

99.2
Unaudited consolidated balance sheet of the Company and subsidiaries as of March 31, 2017, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of three-month periods ended March 31, 2017 and April 1, 2016.

101.INS	XBRL Instance Document *
101.SCH	XBRL Taxonomy Extension Schema Document *
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document *
* Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2016 and 2015 and Consolidated Condensed Balance Sheets as of March 31, 2017 and December 31, 2016, (ii) Consolidated Statements of Earnings for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Earnings for the three-month periods ended March 31, 2017 and April 1, 2016, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Comprehensive Income for the three-month periods ended March 31, 2017 and April 1, 2016, (iv) Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statement of Stockholders’ Equity for the three-month period ended March 31, 2017, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Cash Flows for the three-month periods ended March 31, 2017 and April 1, 2016, and (vi) Notes to the Consolidated Financial Statements and the Consolidated Condensed Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	June 16, 2017	By:	/s/ Daniel L. Comas
Daniel L. Comas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited consolidated balance sheets of the Company and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2016

99.2
Unaudited consolidated balance sheet of the Company and subsidiaries as of March 31, 2017, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of three-month periods ended March 31, 2017 and April 1, 2016.

101.INS	XBRL Instance Document *
101.SCH	XBRL Taxonomy Extension Schema Document *
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document *
* Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2016 and 2015 and Consolidated Condensed Balance Sheets as of March 31, 2017 and December 31, 2016, (ii) Consolidated Statements of Earnings for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Earnings for the three-month periods ended March 31, 2017 and April 1, 2016, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Comprehensive Income for the three-month periods ended March 31, 2017 and April 1, 2016, (iv) Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statement of Stockholders’ Equity for the three-month period ended March 31, 2017, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014 and Consolidated Condensed Statements of Cash Flows for the three-month periods ended March 31, 2017 and April 1, 2016, and (vi) Notes to the Consolidated Financial Statements and the Consolidated Condensed Financial Statements.